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This is filed pursuant to Rule 497(e).
The Alliance Fund, Inc.          File Nos.: 2-10768 and 811-00204


ALLIANCE CAPITAL [LOGO] (R)

                                         THE ALLIANCE STOCK FUNDS
                                                The Alliance Fund
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Supplement dated August 1, 2001 to the Prospectus and Application dated March 1, 2001 of The Alliance Stock Funds.

This Supplement supersedes certain information under the heading "MANAGEMENT OF THE FUNDS - Portfolio Managers". The Alliance Fund's investment portfolio is managed by the Adviser's Disciplined Growth group. The head of that group, John L. Blundin, and his colleague, Alan E. Levi, have assumed primary responsibility for the day-to-day management of the Fund's portfolio. Mr. Blundin is an Executive Vice President and Mr. Levi is a Senior Vice President of Alliance Capital Management Corporation, the sole general partner of Alliance. Each has been associated with Alliance since prior to 1996.

You should retain this Supplement with your prospectus for future reference.

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(R) This is a registered mark used under license from the owner,
Alliance Capital Management L. P.